                                                                               .
                                                                               .
                                                                               .
                                                                 EXHIBIT F

------------------------------------------------------------------------------------------------------------
                      RATES                                 CENTERPOINT ENERGY, INC. - MONEY POOL
                                                                      DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------
INV/BORR RATE                              6.2170%
------------------------------------------------------------------------------------------------------------
CNP                                                                                             263,483,994
------------------------------------------------------------------------------------------------------------
HI FinCo GP LLC
------------------------------------------------------------------------------------------------------------
HI FinCo LP
------------------------------------------------------------------------------------------------------------
RE FinCo II GP, LLC
------------------------------------------------------------------------------------------------------------
RE FinCo II LP
------------------------------------------------------------------------------------------------------------
CE FundingCo                                                                                      4,194,000
------------------------------------------------------------------------------------------------------------
CE Houston Electric LLC                                                                         (48,375,868)
------------------------------------------------------------------------------------------------------------
CE International, Inc.                                                                                1,952
------------------------------------------------------------------------------------------------------------
CE Products                                                                                         239,956
------------------------------------------------------------------------------------------------------------
CE Resources Corp.                                                                              (74,095,571)
------------------------------------------------------------------------------------------------------------
CE Management Services                                                                          (60,259,159)
------------------------------------------------------------------------------------------------------------
Texas Genco LP                                                                                  (86,186,015)
------------------------------------------------------------------------------------------------------------
CE Properties                                                                                      (955,337)
------------------------------------------------------------------------------------------------------------
Texas Genco GP LLC                                                                                    1,000
------------------------------------------------------------------------------------------------------------
Texas Genco Holdings                                                                                  1,000
------------------------------------------------------------------------------------------------------------
External Investment
------------------------------------------------------------------------------------------------------------
TOTAL POOL ACTIVITY
------------------------------------------------------------------------------------------------------------
TOTAL SOURCES                                                                                   269,871,950
------------------------------------------------------------------------------------------------------------
TOTAL USES                                                                                     (269,871,950)
------------------------------------------------------------------------------------------------------------
NET
------------------------------------------------------------------------------------------------------------